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                                                                   EXHIBIT 10.35




                          FIRST SUPPLEMENTAL INDENTURE

                                  BY AND AMONG

                     GUITAR CENTER MANAGEMENT COMPANY, INC.

                               GUITAR CENTER, INC.

                                       AND

                     U.S. TRUST COMPANY OF CALIFORNIA, N.A.

                                   AS TRUSTEE

                                  $100,000,000

                         DATED:  AS OF NOVEMBER 1, 1996

                            11% SENIOR NOTES DUE 2006

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          THIS FIRST SUPPLEMENTAL INDENTURE, dated as of November 1, 1996, is made and entered into by and between GUITAR CENTER MANAGEMENT COMPANY, INC., a California corporation ("GC-California"), GUITAR CENTER, INC., Delaware corporation ("GC-Delaware"), and U.S. TRUST COMPANY OF CALIFORNIA, N.A. (the "Trustee").
                                    RECITALS:

          WHEREAS, GC-California and the Trustee have heretofore entered into an Indenture, dated as of July 2, 1996 (the "Indenture"), relating to the issuance of $100,000,000 11% senior notes due 2006 (the "Securities");

          WHEREAS, GC-California proposes to merge with and into GC-Delaware in order to reincorporate from California to Delaware pursuant to the terms and conditions set forth in the Merger Agreement between GC-California and GC-Delaware, dated as of November 1, 1996;

          WHEREAS, the respective Boards of Directors and stockholders of GC-California and GC-Delaware have approved such merger;

          WHEREAS, Section 5.1 of Article Five of the Indenture provides in pertinent part that GC-California shall not merge with or into any other corporation unless the person (if other than GC-California) into which GC-California is merged shall be a corporation organized and existing under the laws of any state of the United States and shall expressly assume, by an indenture supplemental to the Indenture, executed and delivered to the Trustee, in a form satisfactory to the Trustee, all the obligations of GC-California under the Securities and the Indenture;


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          WHEREAS, GC-California and GC-Delaware are providing this First
Supplemental Indenture in satisfaction of the requirements of Section 5.1 of Article Five of the Indenture;

          NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

               SECTION 1. ASSUMPTION OF OBLIGATIONS. GC-Delaware hereby assumes each and all of the obligations of GC-California, whether presently existing or hereafter arising, under the Securities and the Indenture pursuant to Section
5.1 of Article Five of the Indenture and agrees to be bound by each and all of the terms and conditions of the Indenture.

               SECTION 2. AMENDMENT TO INDENTURE. All references in the Indenture to "the Company" are hereby amended to refer to GC-Delaware whenever and wherever used in the Indenture. Except for such amendments, the Indenture remains in full force and effect.

               SECTION 3. COUNTERPARTS. This First Supplemental Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same agreement.


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               IN WITNESS WHEREOF, the parties hereto have caused this First
Supplemental Indenture to be duly executed.

Dated:  October 28, 1996      GUITAR CENTER MANAGEMENT COMPANY, INC.,
                              a California corporation


Attest:  /s/ BRUCE L. ROSS    By: /s/ MARTY ALBERTSON
        ------------------        -----------------------------------------

                              Title: Chief Operating Officer
                                     --------------------------------------

Dated:  October 28, 1996      GUITAR CENTER, INC.,
                              a Delaware corporation


Attest:  /s/ BRUCE L. ROSS    By: /s/ MARTY ALBERTSON
        ------------------        -----------------------------------------

                              Title: Chief Operating Officer
                                     --------------------------------------

Dated:  October 28, 1996      U.S. TRUST COMPANY OF CALIFORNIA,
                              N.A., as Trustee


Attest:  /s/ AGNES P. OBANDO  By: /s/ SANDEE PARKS
        ------------------        -----------------------------------------

                              Title: Vice President
                                     --------------------------------------


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STATE OF CALIFORNIA      )
                         ) ss.
COUNTY OF LOS ANGELES    )


          On October 28, 1996, before me, the undersigned, a Notary Public in and for said State, personally appeared Marty Albertson, known to me to be the C.O.O. of GUITAR CENTER MANAGEMENT COMPANY, INC. the corporation that executed the within instrument, known to me to be the person who executed the within instrument on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its board of Directors.

          WITNESS my hand and official seal.

     [SEAL]                                  /s/ LESLIE GEDDRY
                                        ---------------------------------
                                          Notary Public in and for said
                                                 County and State




STATE OF CALIFORNIA      )
                         ) ss.
COUNTY OF LOS ANGELES    )

          On October 28, 1996, before me, the undersigned, a Notary Public in and for said State, personally appeared Marty Albertson known to me to be the C.O.O. of GUITAR CENTER, INC. the corporation that executed the within instrument, known to me to be the person who executed the within instrument on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its board of Directors.

          WITNESS my hand and official seal.

     [SEAL]                                  /s/ LESLIE GEDDREY
                                        --------------------------------
                                         Notary Public in and for said
                                                County and State


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STATE OF CALIFORNIA      )
                         ) ss.
COUNTY OF LOS ANGELES    )

          On November 8, 1996, before me, the undersigned, a Notary Public in and for said State, personally appeared Sandee Parks, known to me to be the ___________ of U.S. TRUST COMPANY OF CALIFORNIA, N.A. the corporation that executed the within instrument, known to me to be the person who executed the within instrument on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its board of Directors.

          WITNESS my hand and official seal.

     [SEAL]                                  /s/ DONNA M. NAKAMURA
                                        --------------------------------
                                         Notary Public in and for said
                                                County and State


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